UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 7, 2012

SHENGKAI INNOVATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	001-34587	11-3737500
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

No.106 Zhonghuan South Road, Airport Industrial Park Tianjin, People’s Republic of China, 300308
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (86) 22-5883-8509

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7, 2012, Ms. Guo Wei resigned as a member of the board of directors of Shengkai Innovations, Inc. (the “Company”), effective immediately. On the same day, the board of directors of the Company resolved to accept Ms. Guo’s resignation. The reason for Ms. Guo’s resignation is personal and is not in connection with any known disagreement with the Company on any matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2012	SHENGKAI INNOVATIONS, INC.

	By:	/s/ Wang Chen
Wang Chen
Chief Executive Officer